UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2014

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)

281-776-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Commitment Letter

As previously reported, on March 11, 2014, The Men’s Wearhouse, Inc. (the “Company” or “MW”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jos. A. Bank Clothiers, Inc., a Delaware corporation (“JOSB”), and Java Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Purchaser”).  Concurrently with the signing of the Merger Agreement, the Company entered into a financing commitment letter (the “Commitment Letter”) with Bank of America, N.A, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC (collectively, the “Lenders”).  The Company expects the financing under the Commitment Letter, together with cash balances, to be sufficient to provide the financing necessary to consummate its offer to acquire all of the issued and outstanding shares of common stock of JOSB and the Merger and to refinance certain existing indebtedness of the Company.  The Commitment Letter provides for (i) $1.1 billion aggregate principal amount of senior secured term B loans, (ii) a $500 million asset-based revolving facility of the Company and certain of its subsidiaries and (iii) $600 million in gross proceeds from the issuance and sale by the Company of senior unsecured notes or, if such notes are not issued and sold on or prior to the date of consummation of the Merger, $600 million in senior unsecured bridge loans. The financing commitments of the Lenders are subject to certain conditions set forth in the Commitment Letter.

This summary of the terms of the Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Commitment Letter, filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full.

Item 8.01                                           Other Events

On March 13, 2014, consistent with the terms of the Merger Agreement, MW filed a motion to dismiss the action it filed in the Delaware Court of Chancery, captioned The Men’s Wearhouse Inc. v. Robert N. Wildrick, et al., C.A. No. 9893.  The unopposed motion seeks dismissal with prejudice as to all defendants.

Additional Information

This Current Report on Form 8-K does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication is for informational purposes only.  The tender offer referenced above is not being made to, nor will tenders be accepted from, or on behalf of, holders of shares in any jurisdiction in which the making of the tender offer or the acceptance thereof would not comply with the laws of that jurisdiction.  The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related letter of transmittal and other offer materials) filed by MW and Purchaser with the SEC on January 6, 2014, as amended from time to time. INVESTORS AND SECURITY HOLDERS OF JOSB ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. Investors and security holders can obtain free copies of these documents and other documents filed with the SEC by MW through the web site maintained by the SEC at http://www.sec.gov.  The Offer to Purchase, letter of transmittal and other offering documents may also be obtained for free by contacting the Information Agent for the tender offer, MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits incorporated herein contain forward-looking information.  Forward-looking statements are not guarantees of future performance and a variety of factors could cause actual results to differ materially from the anticipated or expected results expressed in or suggested by these forward-looking statements.  These forward-looking statements may be significantly impacted by various factors, including, but not limited to: actions by governmental entities, domestic and international economic activity and inflation, success, or lack thereof, in executing our internal operating plans and new store and new market expansion plans, including successful integration of acquisitions, performance issues with key suppliers, disruption in buying trends due to homeland security concerns, severe weather, foreign currency fluctuations, government export and import policies, aggressive advertising or marketing activities of competitors; and legal proceedings. Future results will also be dependent upon our ability to continue to identify and complete successful expansions and penetrations into existing and new markets and our ability to integrate such expansions with our existing operations.

These forward-looking statements are based upon management’s current beliefs or expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies and third-party approvals, many of which are beyond our control.  The following factors, among others, could cause actual results to differ materially from those expressed or implied in the forward-looking statements:  (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to consummate the acquisition of JOSB for reasons including that the conditions to MW’s offer to acquire all of the outstanding shares of JOSB, including the condition that a minimum number of shares be tendered and not withdrawn, are not satisfied or waived by MW, (3) the possibility that the expected benefits from the proposed transaction will not be realized within the anticipated time period, (4) the risk that regulatory or other approvals required for the transaction are not obtained, (5) the risks related to the costs and difficulties related to the integration of JOSB’s business and operations with MW’s business and operations, (6) the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, (7) unexpected costs, charges or expenses resulting from the transaction, (8) litigation relating to the transaction, (9) the inability to retain key personnel and (10) the possible disruption that may be caused by the transaction to the business and operations of MW and its relationships with customers, employees and other third parties.

These forward-looking statements speak only as of the date hereof. Except for the ongoing obligations of Men’s Wearhouse to disclose material information under the federal securities laws, Men’s Wearhouse undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.  Other factors that may impact the forward-looking statements are described in Men’s Wearhouse’s annual report on Form 10-K for the fiscal year ended February 2, 2013 and Forms 10-Q.  For additional information on Men’s Wearhouse, please visit the Company’s websites at www.menswearhouse.com, www.mooresclothing.com, www.kgstores.com, www.twinhill.com, www.dimensions.co.uk and www.alexandra.co.uk.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included in this Form 8-K:

10.1                                                                        Commitment Letter, dated March 11, 2014, by and among Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC.

Date: March 13, 2014	By:	/s/ Jon W. Kimmins
Name: Jon W. Kimmins
Title: Executive Vice President,
Chief Financial Officer, Treasurer
and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Commitment Letter, dated March 11, 2014, by and among Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and the Company.